UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 14, 2012

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 450, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stock Incentive Plan

On August 14, 2012, at the 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”), the stockholders of Navidea Biopharmaceuticals, Inc. (the “Company”) approved the Company’s Fourth Amended and Restated 2002 Stock Incentive Plan (the “Plan”), which included amendments to the prior version of the Plan:

•	to permit the grant of awards to eligible participants that are exempt from the deduction limits that would otherwise apply under Section 162(m) of the Internal Revenue Code (the “Code”);

•	to increase the aggregate number of shares of our Common Stock available under the Plan from 10,000,000 to 12,000,000 shares;

•	to increase the limit for the number of shares underlying Awards under the Plan that any participant may receive in any performance period from 500,000 to no more than 750,000;

•	to clarify that non-employee Directors are eligible to receive restricted stock awards under the Plan; and

•	to add language to the Plan to ensure the Plan is construed and applied in a manner consistent with Section 409A of the Code.

Purpose of the Plan

The Plan is intended to further the growth and profitability of the Company by providing increased incentives to and encourage share ownership on the part of (a) certain employees of the Company and its affiliates, (b) consultants who provide significant services to the Company and its affiliates, and (c) directors of the Company who are employees of neither the Company nor any affiliate.

Administration

The Plan is administered by the Company’s Compensation, Nominating and Governance Committee (the “Committee”). The members of the Committee must qualify as “non-employee directors” under Rule 16b-3 under the Securities Exchange Act of 1934 (“Rule 16b-3”), and as “outside directors” under section 162(m) of the Code. Subject to the terms of the Plan, the Committee has the sole discretion to determine the employees and consultants who shall be granted Awards, the terms and conditions of such Awards, and to construe and interpret the Plan. The Committee also is responsible for making adjustments in outstanding Awards, the shares available for Awards, and the numerical limitations for Awards to reflect any transactions such as stock splits or stock dividends. The Committee may delegate its authority to one or more directors or officers; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan’s qualification under Section 162(m) of the Code or Rule 16b-3. The Board of Directors may amend or terminate the Plan at any time and for any reason, but to the extent required under Rule 16b-3, material amendments to the Plan must be approved by stockholders.

Shares Available and Award Limits

The maximum number of shares of the Company’s common stock, $.001 par value, which can be issued pursuant to the Plan, as amended, is 12,000,000 shares. No participant may receive awards covering more than 750,000 shares under the Plan in any performance period. Additionally, in no event may an award be granted pursuant to the Plan, as amended, on or after March 7, 2015.

Awards

The Plan provides for the grant of stock options, both incentive stock options and nonqualified stock options, restricted stock, stock appreciation rights, performance shares and performance stock units. Each award will be evidenced by a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

The foregoing summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Fourth Amended and Restated 2002 Stock Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein in its entirety by reference.

2

Realignment of Director Board Classes

Immediately following the 2012 Annual Meeting, the Board of Directors completed a process to re-align its members into three classes of equal size. NYSE rules require companies with classified Boards, such as the Company, to maintain their classes of Directors in roughly equal numbers. NYSE Staff have interpreted this rule to require maintenance of this balance regardless of whether an imbalance was created, as was the case with the Company, by the resignation of one or more directors. To comply with this NYSE requirement, Dr. Peter Drake resigned from the Class of 2014 and was immediately re-appointed to the Board’s Class of 2015. Dr. Drake will continue as a member of the Board’s Audit Committee, and as a member and Chair of the Compensation, Nominating and Governance Committee. The Company and Dr. Drake did not enter into any new plan, contract, arrangement or compensatory plan in connection with his resignation and reappointment.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On August 14, 2012, at the 2012 Annual Meeting, the Company's stockholders took the following actions:

(1) Elected Gordon A. Troup as a Director of the Company for a term ending at the 2015 Annual Meeting.

The following table shows the voting tabulation for the election of directors:

ACTION	FOR	WITHHELD	BROKER NON-VOTES

Election of Directors:
Gordon A. Troup	33,471,754	337,847	50,536,518

3

(2) Approved the adoption of the Company’s Fourth Amended and Restated 2002 Stock Incentive Plan (the “Plan”), including amendments: (a) to permit the grant of awards to eligible participants that are exempt from the deduction limits that would otherwise apply under Section 162(m) of the Internal Revenue Code; (b) to increase the aggregate number of shares of our Common Stock available under the Plan from 10,000,000 to 12,000,000 shares; (c) to increase the limit for the number of shares underlying Awards under the Plan that any participant may receive in any performance period from 500,000 to no more than 750,000; (c) to clarify that non-employee Directors are eligible to receive restricted stock awards under the Plan; and (d) to add language to the Plan to ensure the Plan is construed and applied in a manner consistent with Section 409A of the Internal Revenue Code.

The following table shows the voting tabulation for the approval of the adoption of the Plan:

ACTION	FOR	WITHHELD	ABSTENTIONS	BROKER NON-VOTES

Adoption of the Plan	22,985,167	10,189,905	634,529	50,536,518

(3) Voted to ratify the appointment of BDO USA, LLP, to act as the Company’s independent registered public accounting firm for 2012.

The following table shows the voting tabulation for the approval of BDO USA, LLP:

ACTION	FOR	WITHHELD	ABSTENTIONS

Ratification of BDO USA, LLP	84,048,895	149,143	148,081

4

Item 8.01.   Other Events.

On August 15, 2012, the Company issued a press release (the "Meeting Press Release") announcing the results of the 2012 Annual Meeting. Following the formal business portion of the 2012 Annual Meeting, Dr. Pykett and other members of the Company's executive team made a series of presentations to stockholders attending the 2012 Annual Meeting on the topics discussed in the complete text of the Meeting Press Release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description

10.1	Navidea Biopharmaceuticals, Inc. Fourth Amended and Restated 2002 Stock Incentive Plan (incorporated by reference to Exhibit A of the Definitive Proxy Statement for Navidea’s 2012 Annual Meeting of Stockholders, filed July 10, 2012).

99.1	Navidea Biopharmaceuticals, Inc. press release dated August 15, 2012, entitled “Navidea Biopharmaceuticals Announces 2012 Annual Meeting Results.”

The Private Securities Litigation Reform Act of 1995 (the Act) provides a safe harbor for forward-looking statements made by or on behalf of the Company. Statements contained or incorporated by reference in this Current Report on Form 8-K, which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, anticipated clinical and regulatory pathways, and markets for the Company’s products are forward-looking statements within the meaning of the Act. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance of its products, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, risks of development of new products, regulatory risks and other risks detailed in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the United States Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: August 20, 2012	By:	/s/ Brent L. Larson
Brent L. Larson, Senior Vice President and Chief Financial Officer

6